                                                                   EXHIBIT 10.24

                           INDENTURE SUPPLEMENT NO. 7

     Indenture Supplement No. 7 ("Indenture Supplement"), dated as of November 27, 2001, to the Indenture, dated as of January 1, 1996, as supplemented (the "Indenture"), by and among (i) Young Broadcasting Inc. (the "Company"), as issuer of the 9% Senior Subordinated Notes due 2006 (the "Notes"), (ii) Young Broadcasting of Albany, Inc., Young Broadcasting of La Crosse, Inc., Young Broadcasting of Lansing, Inc., Winnebago Television Corporation, Young Broadcasting of Nashville, Inc., YBT, Inc., WKRN, G.P. (f/k/a WKRN, L.P.), Young Broadcasting of Louisiana, Inc., LAT, Inc., KLFY, L.P., Young Broadcasting of Richmond, Inc., Young Broadcasting of Green Bay, Inc., Young Broadcasting of Knoxville, Inc., WATE, G.P. (f/k/a WATE, L.P.), YBK, Inc., Young Broadcasting of Davenport, Inc., Young Broadcasting of Sioux Falls, Inc., Young Broadcasting of Rapid City, Inc., Young Broadcasting of Los Angeles, Inc., Fidelity Television, Inc., Adam Young Inc. (f/k/a AYI Acquisition Corporation), Honey Bucket Films, Inc. and Young Broadcasting of San Francisco, Inc., as guarantors of the Company's obligations under the Indenture and the Notes (each a "Subsidiary Guarantor"), and (iii) State Street Bank and Trust Company, as trustee (the "Trustee"). Pursuant to Section 9.06 of the Indenture, and in reliance on the Officers Certificate and Opinion of Counsel referred to therein and delivered to the Trustee in connection with the execution of this Indenture Supplement, the Trustee is authorized to join with the Company and the Subsidiary Guarantors in the execution and delivery of this Indenture Supplement. Capitalized terms used herein not otherwise defined shall have the meanings given them in the Indenture and Notes.


                              W I T N E S S E T H:

     WHEREAS, Section 9.02 of the Indenture provides that, pursuant to certain conditions stated therein, the Company and the Trustee may amend or supplement the Indenture with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes (the "Required Consents"); and

     WHEREAS, the Company deems it desirable to make amendments to the Indenture; and

         WHEREAS, the Required Consents have been obtained with respect to the amendments to the Indenture set forth herein and described in the Consent Solicitation Statement dated October 26, 2001, as amended and restated by the Amended and Restated Consent Solicitation Statement dated November 16, 2001 (as amended and restated, the "Solicitation Statement"); and

     WHEREAS, the Company has determined that all things necessary to make this Indenture Supplement valid and form a part of the Indenture according to its terms have been done, including, without limitation, the authorization of this Indenture Supplement by a Board Resolution and the receipt by the Company of the Required Consents, and the Company has delivered to the Trustee an Officers' Certificate and Opinion of Counsel; and

     WHEREAS, the amendments effected by this Indenture Supplement will not become effective or operative unless and until the conditions set forth in
Section 2 hereof are satisfied.

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         NOW, THEREFORE, the Company and the Trustee hereby agree as follows for the benefit of each other and for the equal and ratable benefit of the holders of the Notes:

SECTION 1.        AMENDMENTS.
                  ----------
                  (a) Subject to Section 2 hereof, the definition of "New Credit Agreement" contained in Section 1.01 of the Indenture is hereby amended and restated to read in its entirety as follows:

                           "New Credit Agreement" means the $600 million Credit
                  Agreement dated as of June 26, 2000 between the Company, the banks listed therein, Bankers Trust Company as Administrative Agent and the other parties thereto and the $200 million Second Amended and Restated Credit Agreement dated as of June 26, 2000 between the Company, the banks listed therein, Bankers Trust Company as Administrative Agent and Issuing Bank as each of the same may be amended, modified, renewed, refunded, replaced or refinanced from time to time, including
                  (i) any related notes, letters of credit, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time, and (ii) any notes, guarantees, collateral documents, instruments and agreements executed in connection with any such amendment, modification, renewal, refunding, replacement or refinancing.

                 (b) Subject to Section 2 hereof, the definition of "Senior Bank Debt" contained in Section 1.01 of the Indenture is hereby amended and restated to read in its entirety as follows:

                           "Senior Bank Debt" means (i) the Indebtedness
                  outstanding or arising under the New Credit Agreement up to a maximum principal amount of $500,000,000, less any required repayments which result in a permanent reduction in the commitments thereunder, (ii) all Obligations incurred by or owing to the holders of such Indebtedness outstanding or arising under the New Credit Agreement (including, but not limited to, all fees and expenses of counsel and all other charges, fees and expenses), and (iii) all Interest Rate Agreement Obligations arising pursuant to the Interest Rate and Currency Exchange Agreement dated as of June 30, 1989 between the Company and Morgan Guaranty Trust Company of New York (or its assigns), any schedule thereto or any confirmation of an interest rate swap transaction thereunder, as the same may be amended or modified from time to time.

                  (c) Subject to Section 2 hereof, clause (ii) of Section 4.05(a) of the Indenture is hereby amended and restated to read in its entirety as follows:

                  "(ii) the Debt to Operating Cash Flow Ratio of the Company and its Restricted Subsidiaries is less than or equal to 6.0:1 and"

                                      - 2 -

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                  (d) Subject to Section 2 hereof, Section 4.07 of the Indenture is hereby amended by adding a new paragraph (c) thereto as follows:

                  "(c) Notwithstanding the preceding paragraphs (a) and (b) of this Section 4.07, the Company will not be permitted to have outstanding more than $500.0 million of Senior Debt and will not be permitted to have outstanding more than $250.0 million of secured Indebtedness."

SECTION 2.        EFFECTIVENESS; TERMINATION.
                  --------------------------
         The amendments effected by this Indenture Supplement shall take effect on the date that each of the following conditions shall have been satisfied, to the extent that such date occurs on or prior to January 31, 2002:

                  (a) the Company has effected amendments to its senior credit facilities, as more fully described in the Solicitation Statement; and

                  (b) the Company has consummated the sale of new senior debt securities in an aggregate principal amount of $250 million.

If the foregoing conditions are not satisfied on or prior to January 31, 2002, the amendments effected by this Indenture Supplement shall not take effect and this Indenture Supplement shall terminate and be of no further force or effect.

SECTION 3.        EFFECT OF AMENDMENT.
                  -------------------
         Except as expressly set forth herein, this Indenture Supplement shall not constitute a waiver or amendment of any term or condition of the Indenture or the Notes and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. As used herein, the terms "Indenture," "herein," "hereunder," and words of similar import, shall, unless the context otherwise requires, refer to the Indenture, as supplemented hereby.

SECTION 4.        EXECUTION IN COUNTERPARTS.
                  --------------------------
         This Indenture Supplement may be executed in any number of counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

SECTION 5.        GOVERNING LAW.
                  --------------
         This Indenture Supplement shall be governed by the laws of the State of New York without regard to the conflict of laws provisions thereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture
Supplement to be executed by their respective authorized officers as of the date first above written.

                                            THE COMPANY:
                                            -----------

                                            YOUNG BROADCASTING INC.


                                            By: /s/ Vincent J. Young
                                                --------------------
                                                     Vincent J. Young
                                                     Chairman

Attest:


/s/ James A. Morgan
----------------------
James A. Morgan
Executive Vice President
and Chief Financial Officer



                                      - 4 -

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                                       THE SUBSIDIARY GUARANTORS:
                                       -------------------------

                                       YOUNG BROADCASTING OF ALBANY, INC.
                                       YOUNG BROADCASTING OF LA CROSSE, INC.
                                       YOUNG BROADCASTING OF LANSING, INC.
                                       WINNEBAGO TELEVISION CORPORATION
                                       YOUNG BROADCASTING OF NASHVILLE, INC.
                                       YBT, INC.
                                       WKRN, G.P.
                                       By:  Young Broadcasting of Nashville,
                                                Inc., General Partner
                                       YOUNG BROADCASTING OF LOUISIANA, INC.
                                       LAT, INC.
                                       KLFY, L.P.
                                       By:  Young Broadcasting of Louisiana,
                                                Inc., General Partner
                                       YOUNG BROADCASTING OF RICHMOND, INC.
                                       YOUNG BROADCASTING OF GREEN BAY, INC.
                                       YOUNG BROADCASTING OF KNOXVILLE, INC.
                                       WATE, G.P.
                                       By:  Young Broadcasting of Knoxville,
                                                Inc., General Partner
                                       YBK, INC.
                                       YOUNG BROADCASTING OF DAVENPORT, INC.
                                       YOUNG BROADCASTING OF SIOUX FALLS, INC.
                                       YOUNG BROADCASTING OF RAPID CITY, INC.
                                       YOUNG BROADCASTING OF LOS ANGELES, INC.
                                       FIDELITY TELEVISION, INC.
                                       ADAM YOUNG INC.
                                       HONEY BUCKET FILMS, INC.
                                       YOUNG BROADCASTING OF SAN FRANCISCO, INC.




                                       By:  /s/ Vincent J. Young
                                            ----------------------------------
                                              Vincent J. Young
                                              Chairman


Attest:


/s/ James A. Morgan
---------------------------
James A. Morgan
Executive Vice President
   and Chief Financial Officer







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                                            THE TRUSTEE:
                                            -----------


                                        STATE STREET BANK AND TRUST COMPANY, as
                                            Trustee


                                            By:  /s/
                                                 -----------------------------
                                                     Name:
                                                     Title: